EXHIBIT 31.2

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, John Marino, certify that:

          1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of 1st United Bancorp, Inc.; and

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	March 12, 2010	/s/ John Marino

John Marino
President and Chief Financial Officer (Principal Financial Officer)